THOR Low Volatility ETF

THLV

Supplement dated February 1, 2023
to the Prospectus and Statement of Additional Information (“SAI”) dated September 8, 2022

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Effective February 1, 2023 (the “Effective Date”), THOR Low Volatility ETF (the “Fund”) will be changing its primary listing exchange from NYSE Arca, Inc. to the NYSE. As of the Effective Date, all references to “NYSE Arca, Inc.” applicable to the Funds in this Prospectus are hereby deleted and replaced in their entirety with “NYSE”.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI dated September 8, 2022. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-800-974-6964.

Please retain this Supplement for future reference.